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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): June 25, 2002



                              SkillSoft Corporation
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               (Exact name of registrant as specified in charter)



        Delaware                    000-28823                   02-0496115
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 (State or other juris-            (Commission                 (IRS Employer
diction of incorporation)          File Number)              Identification No.)



20 Industrial Park Drive, Nashua, New Hampshire                    03062
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   (Address of principal executive offices)                      (Zip Code)



Registrant's telephone number, including area code: (603) 324-3000



                                       N/A
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          (Former name or former address, if changed since last report)


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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On June 25, 2002, upon the recommendation of the Audit Committee of SkillSoft Corporation (the "Company"), the Board of Directors of the Company decided to dismiss Arthur Andersen LLP as the Company's independent accountants and to engage Ernst & Young LLP as the Company's independent accountants.

         Arthur Andersen has provided excellent services as independent accountants to the Company since its inception, and the Company has valued its relationship with Arthur Andersen. The Company's decision to change accountants was the result of Arthur Andersen's recent legal difficulties and the resultant personnel departures and Arthur Andersen's decision to discontinue its auditing practice by August 31, 2002.

         Arthur Andersen's report on the Company's financial statements for each of the two most recent fiscal years (ended January 31, 2001 and January 31, 2002) did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

         During the Company's two most recent fiscal years and the subsequent interim period preceding the decision to change independent accountants, the Company had no disagreements with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Arthur Andersen, would have caused Arthur Andersen to make reference to the subject matter of the disagreement in connection with its report on the Company's financial statements. Moreover, there were no reportable events, as described in Item 304(a)(1)(v) of Regulation S-K.

         The Company provided Arthur Andersen with a copy of the foregoing disclosures. Attached to this report as Exhibit 16.1 is a copy of Arthur Andersen's letter to the Securities and Exchange Commission, dated June 28, 2002, stating Arthur Andersen's agreement with such disclosures.

         During the Company's two most recent fiscal years and the subsequent interim period preceding the decision to engage Ernst & Young as its independent accountants, neither the Company, nor anyone acting on behalf of the Company, consulted Ernst & Young regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or any reportable event (as described in Item 304(a)(1)(v)) of Regulation S-K).

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

Exhibit No.       Description
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16.1              Letter from Arthur Andersen LLP, dated June 28, 2002,
                  regarding change in certifying accountant.

99.1              Press release dated June 26, 2002.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       SKILLSOFT CORPORATION


                                       By: /s/ Charles E. Moran
                                           -------------------------------------
                                           Charles E. Moran
                                           President and Chief Executive Officer
DATE: June 28, 2002


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                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

16.1 Letter from Arthur Andersen LLP, dated June 28, 2002, regarding change in certifying accountant.

99.1              Press release dated June 26, 2002.